                                                                   Exhibit 10.10


                         SEVERANCE PROTECTION AGREEMENT*

      THIS AGREEMENT, dated as of September 29, 2000 (the "Agreement") is entered into by and between Buffets, Inc. (the "Company") and the person named on Appendix A attached hereto (the "Executive"), effective as of the Closing Date.

                                    ARTICLE I
                              STATEMENT OF PURPOSE

      1.1 The purpose of this Agreement is to encourage and motivate Executive to devote his full attention to the performance of his assigned duties without the distraction of concerns regarding the involuntary termination of his employment by the Company. The Company believes it is in the best interests of the Company and its shareholders to provide for severance payments and other benefits to Executive in the event his employment is terminated by the Company for reasons other than Cause, Disability or on account of his death.

                                   ARTICLE II
                                   DEFINITIONS

      2.1 "Annual Base Salary" shall mean the greater of (a) Executive's 2000 base salary listed on Appendix A attached hereto, or (b) Executive's highest rate of base salary in effect at anytime within the one-year period prior to Executive's Date of Termination.

      2.2 "Board" means the Board of Directors of the Company.

      2.3 "Cause" shall mean "Cause" as defined in the Stockholders' Agreement.

      2.4 "Closing Date" shall mean the "Effective Time" as defined in the Agreement and Plan of Merger among Buffets, Inc., Big Boy Holdings, Inc., and Big Boy Merger Corporation, dated as of June 4, 2000.

      2.5 "COBRA" means Section 4980B of the Code and Section 601 et seq. of ERISA, and the proposed or final regulations thereunder.

      2.6 "Code" means the Internal Revenue Code of 1986, as amended.

      2.7 "Date of Termination" means the last day on which Executive is actively employed by an Employer.

      2.8 "Disability" shall mean "Disability" as defined in Section 4.9 of the Stockholders' Agreement.

      2.9 "Employer" means the Company or any Subsidiary.

* Each of the officers on the signature pages and Exhibit As hereto have entered into a Severance Protection Agreement in the form of this Exhibit 10.10.
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                                                                               2


      2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      2.11 "Protection Period" means the total number of weeks listed on Appendix A that are used to calculate Executive's Severance Benefits.

      2.12 "Release" means a general release executed by Executive in the form attached hereto as Appendix B or as the same may be revised from time to time by the Company in its sole and absolute discretion.

      2.13 "Severance Benefits" means the severance payments, medical and other benefits described in Sections 3.2., 3.3, 3.4 and 3.5.

      2.14 "Stockholders' Agreement" means the Buffets Holdings, Inc. Stockholders' Agreement, dated as of September 28, 2000.

      2.15 "Subsidiary" means any corporation, business trust, limited liability company or partnership with respect to which the Company or any other Employer owns, directly or indirectly, stock, securities, or other ownership interests representing at least 50% of the aggregate value of the corporation, business trust, limited liability company or partnership.

      2.16 "Weekly Compensation" means Executive's Annual Base Salary divided by fifty two (52).

                                   ARTICLE III
                     SEVERANCE PAYMENTS AND RELATED BENEFITS

      3.1 Entitlement to Benefits. If the Employer terminates Executive's employment for any reason other than Cause, Disability or death, Executive shall be entitled to Severance Benefits provided Executive executes a Release at the termination of his employment.

      3.2 Severance Payments. If Executive is eligible for benefits under
Section 3.1, he shall receive payments equal to his Weekly Compensation multiplied by the number of weeks in his Protection Period, payable in biweekly installments in accordance with his Employer's regular payroll practices.

      3.3 Medical Benefits. During Executive's Protection Period, Executive's Employer shall continue to provide Executive and Executive's family with medical and/or health benefits on the same basis as provided to active executive management employees immediately prior to Executive's Date of Termination; provided, however, that Executive shall continue to pay the costs (including premiums and co-payments) he was required to pay for such medical and/or health coverage prior to his Date of Termination (in the event such continuation of coverage is not permitted under the Employer's medical and/or health plan, such coverage shall be secured through COBRA continuation coverage which shall be provided at the Employer's expense for the duration of Executive's Protection Period).
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                                                                               3


      3.4 Life Insurance and Long-Term Disability Benefits. For the duration of Executive's Protection Period, the Employer shall continue to provide Executive with group term life insurance coverage and long-term disability coverage in the same amount as in effect immediately prior to Executive's Date of Termination; provided, however, that Executive shall continue to pay the costs he was required to pay for such life insurance and/or long-term disability insurance coverage, if any, prior to his Date of Termination.

      3.5 Other Benefits Discontinued. Except for those fringe benefits listed on Appendix A and as set forth in Sections 3.3 and 3.4, no fringe benefits or plans or related payroll deductions, other than those provided pursuant to this
Article III (and applicable tax withholding), shall be continued after Executive's Date of Termination.

      3.6 Forfeiture. Notwithstanding any provision in this Agreement to the contrary, any payment of benefits under this Agreement shall automatically cease in the event Executive materially breaches his Release or the noncompetition, nonsolicitation or confidentiality provisions in the Stockholders' Agreement (and Executive continues to engage in such conduct after notice from Employer has been received) and the Employer shall be entitled to a full refund from Executive of any benefits paid to him under this Agreement.

      3.7 Tax Withholding; Other Set-offs. The Employer may withhold from any amounts payable under this Agreement any federal, state, and local income, excise, employment, or other tax that is required to be withheld pursuant to any applicable law or regulation. Payments hereunder shall not be subject to set off except for bona fide indebtedness or advances owed by the Executive to the Employer.

                                   ARTICLE IV
                               DISPUTE RESOLUTION

      4.1 Dispute Resolution. Any dispute or controversy arising under or in connection with this Agreement that cannot be mutually resolved by the parties hereto shall be settled exclusively by arbitration in Minneapolis, Minnesota before a single arbitrator, who shall be selected jointly by the Company and Executive, or, if the Company and Executive cannot agree on the selection of the arbitrator, shall be selected by the American Arbitration Association (provided that any arbitrator selected by the American Arbitration Association shall not, without the consent of the parties hereto, be affiliated with the Company or Executive or any of their respective affiliates). Judgment may be entered on the arbitrator's award in any court having jurisdiction. The parties hereby agree that the arbitrator shall be empowered to enter an equitable decree mandating specific enforcement of the terms of the Agreement.

                                    ARTICLE V
                                  NO MITIGATION

      5.1 No Mitigation. Executive shall have no duty to mitigate the amounts payable by the Employer under this Agreement by seeking or accepting new employment following his Date of Termination. Except as specifically provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts which may be paid or payable to Executive as a result of Executive's employment by another employer.

                                   ARTICLE VI
                              EXCLUSIVITY OF RIGHTS

      6.1 Waiver of Certain Other Rights. If Executive is entitled to receive Severance Benefits pursuant to Section 3.1 hereof, he shall be deemed to have waived his right to receive severance payments or other severance benefits under any other agreement, plan, program or arrangement of any Employer.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.1 No Assignability. This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution.

      7.2 Payments to Beneficiary. If Executive dies before receiving the amounts to which he is entitled under this Agreement, such amounts shall be paid to the beneficiary designated in writing by Executive, or if none is so designated, to Executive's estate.

      7.3 Non-alienation of Benefits. The Severance Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

      7.4 Severability. In the event that any provision of this Agreement is determined to be invalid or unenforceable, the remaining terms and conditions of this Agreement shall be unaffected and shall remain in full force and effect. In addition, if any provision is determined to be invalid or unenforceable due to its duration and/or scope, the duration and/or scope of such provision, as the case may be, shall be reduced, such reduction to be to the smallest extent necessary to comply with applicable law, and such provision shall be enforceable, in its reduced form, to the fullest extent permitted by applicable law.

      7.5 Amendments. This Agreement shall not be altered, amended or modified except by written instrument executed by the Company and Executive.
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                                                                               5


      7.6 Notices. Any notice given pursuant to this Agreement to any party hereto shall be deemed to have been duly given when hand delivered or mailed by registered or certified mail, return receipt requested, or by overnight courier, addressed to Executive at the address listed on Appendix A and to the Company at Buffets, Inc., Attn: General Counsel, 1460 Buffet Way, Eagan, Minnesota 55121, or at such other address as either party shall from time to time designate by written notice, in the manner provided herein, to the other party hereto.

      7.7 Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of the Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.

      7.8 Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

      7.9 Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

      7.10 No Waiver. A party's failure to insist upon strict compliance with any provision of this Agreement which inures to the benefit of a party shall not be deemed to be a waiver of such provision or any other provision of this Agreement by such party.

      7.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without giving effect to conflict-of-laws principles.

      7.12 Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter.

      IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first set forth above.

                                           BUFFETS, INC.


                                           /s/ R. Michael Andrews, Jr.
                                           --------------------------------
                                           R. Michael Andrews, Jr.,
                                           Executive Vice President &
                                           Chief Financial Officer



                                           /s/ Kerry Kramp
                                           --------------------------------
                                           Kerry Kramp
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                                                                               7


      IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first set forth above.

                                           BUFFETS, INC.


                                           /s/ R. Michael Andrews, Jr.
                                           --------------------------------
                                           R. Michael Andrews, Jr.,
                                           Executive Vice President &
                                           Chief Financial Officer


                                           /s/ David Goronkin
                                           --------------------------------
                                           David Goronkin
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                                                                               8


      IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first set forth above.

                                           BUFFETS, INC.


                                           /s/ R. Michael Andrews, Jr.
                                           --------------------------------
                                           R. Michael Andrews, Jr.,
                                           Executive Vice President &
                                           Chief Financial Officer



                                           /s/ R. Michael Andrews, Jr.
                                           --------------------------------
                                           R. Michael Andrews, Jr.

      IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first set forth above.

                                           BUFFETS, INC.


                                           /s/ R. Michael Andrews, Jr.
                                           --------------------------------
                                           R. Michael Andrews, Jr.,
                                           Executive Vice President &
                                           Chief Financial Officer



                                           /s/ Glenn D. Drasher
                                           --------------------------------
                                           Glenn D. Drasher

      IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first set forth above.

                                           BUFFETS, INC.


                                           /s/ R. Michael Andrews, Jr.
                                           --------------------------------
                                           R. Michael Andrews, Jr.,
                                           Executive Vice President &
                                           Chief Financial Officer


                                           /s/ Kenneth Michael Shrader
                                           --------------------------------
                                           Kenneth Michael Shrader

      IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first set forth above.

                                           BUFFETS, INC.


                                           /s/ R. Michael Andrews, Jr.
                                           --------------------------------
                                           R. Michael Andrews, Jr.,
                                           Executive Vice President &
                                           Chief Financial Officer


                                           /s/ Harold T. Mitchell
                                           --------------------------------
                                           Harold T. Mitchell

                                   APPENDIX A


NAME OF EXECUTIVE:                 Kerry Kramp


ADDRESS:                           9043 Victoria Drive
                                   Eden Prairie, MN 55347


2000 BASE SALARY:                  $350,000.00


PROTECTION PERIOD:                 52 Weeks


OTHER BENEFITS:                    None
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                                                                              13


                                   APPENDIX A


NAME OF EXECUTIVE:                 David Goronkin


ADDRESS:                           11016 Cavell Circle
                                   Bloomington, MN 55438


2000 BASE SALARY:                  $240,000.00


PROTECTION PERIOD:                 52 Weeks


OTHER BENEFITS:                    None

                                   APPENDIX A


NAME OF EXECUTIVE:                 R. Michael Andrews, Jr.


ADDRESS:                           3 Goldfinch Lane
                                   North Oaks, MN 55127


2000 BASE SALARY:                  $185,000.00


PROTECTION PERIOD:                 52 Weeks


OTHER BENEFITS:                    None

                                   APPENDIX A


NAME OF EXECUTIVE:                 Glenn D. Drasher


ADDRESS:                           3530 Ranier Lane North
                                   Plymouth, MN 55447


2000 BASE SALARY:                  $200,000.00


PROTECTION PERIOD:                 52 Weeks


OTHER BENEFITS:                    None

                                   APPENDIX A


NAME OF EXECUTIVE:                 Kenneth Michael Shrader


ADDRESS:                           10551 Greenbrier Road #102
                                   Minnetonka, MN 55305


2000 BASE SALARY:                  $160,000.00


PROTECTION PERIOD:                 52 Weeks


OTHER BENEFITS:                    None

                                   APPENDIX A


NAME OF EXECUTIVE:                 Harold T. Mitchell


ADDRESS:                           16445 Garner Avenue
                                   Rosemount, MN 55068


2000 BASE SALARY:                  $175,000.00


PROTECTION PERIOD:                 52 Weeks


OTHER BENEFITS:                    None